Exhibit 10.40

FIRST AMENDMENT TO

NOTE AND RESTRICTED STOCK PURCHASE AGREEMENT

This First Amendment to Note and Restricted Stock Purchase Agreement (this “Amendment”) is entered into as of June 20, 2007 by and between Catcher Holdings, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined below). This Amendment amends that Note and Restricted Stock Purchase Agreement (the “Agreement”), dated as of April 4, 2007 by and among the Company and the persons and entities listed on Exhibit A thereto (each a “Purchaser” and collectively, the “Purchasers”). Capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

RECITALS

WHEREAS, pursuant to the Agreement, the Company has previously issued to the Purchasers Secured Convertible Promissory Notes with an aggregate principal amount of $850,000 and 297,500 shares of the Company’s Common Stock;

WHEREAS, Section 5.4 of the Agreement provides that it may be amended with the written consent of the Company and the holders of a majority of the Shares and Conversion Shares on an as-converted basis (assuming for such purpose the exercise or conversion of all outstanding Notes and underlying Conversion Warrants and Conversion Shares into shares of Common Stock); and

WHEREAS, the Company and the holders of a majority of the Shares and Conversion Shares on an as-converted basis (assuming for such purpose the exercise or conversion of all outstanding Notes and underlying Conversion Warrants and Conversion Shares into shares of Common Stock) desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, the parties agree as follows:

1. AMENDMENT OF DEFINITION OF NOTES. The definition of “Notes” in Section 1.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

“Notes” shall mean the Secured Convertible Promissory Notes in the form attached as Exhibit A to the First Amendment to Note and Restricted Stock Purchase Agreement, dated as of June 20, 2007, by and among the Company and the Purchasers.

2. AMENDMENT OF SECTION 4.5. Section 4.5 of the Agreement is hereby deleted and replaced in its entirety by the following:

Prohibited Transactions. During the last thirty (30) days prior to the date of any conversion of a Note, neither the Purchaser holding such Note nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby and thereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the shares of Common Stock issued upon conversion of the Notes pursuant to Section 6 thereof (the “Conversion Common Stock”), granted any other right (including, without limitation, any put or call option) with respect to the Conversion Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Conversion Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to the conversion of such Note, the Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Purchaser acknowledges that the representations, warranties and covenants contained in this Section 4.5 are being made for the benefit of the Purchasers as well as the Company and that each of the other Purchasers shall have an independent right to assert any claims against such Purchaser arising out of any breach or violation of the provisions of this Section 4.5.

3. AMENDMENT OF SECTION 5.4. Section 5.4 of the Agreement is hereby deleted and replaced in its entirety by the following:

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding, together, a majority of the outstanding aggregate Loan Amount of the Notes issued hereunder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

4. NOTE AMENDMENT. Upon execution of this Amendment, each of the Convertible Secured Promissory Notes issued pursuant to the Agreement (an “Original Note”), shall be amended and restated in its entirety to have the terms set forth in the form of Convertible Secured Promissory Note attached hereto as Exhibit A (a “New Note”) and with a principal amount equal to the Loan Amount of the Original Note multiplied by 1.3 plus any accrued but unpaid interest. The obligation of the Company to issue a New Note hereunder shall be conditioned upon the surrender by the Purchaser of such Original Note being exchanged.

5. REGISTRATION RIGHTS. In connection with this Amendment, the Purchasers and the Company shall execute a Registration Rights Agreement in the form attached hereto as Exhibit B covering the Shares and the capital stock issuable upon conversion of the New Notes in accordance with the terms thereof.

6. REPRESENTATIONS OF PURCHASER. The Purchaser represents and warrants that the representations and warranties in Section 3.2 of the Agreement, each of which pertain to the Holder’s suitability as an investor acquiring securities not registered under the Securities Act of 1933, are true and correct as of the date of this Amendment.

7. CONSENT AND WAIVER. This Amendment shall serve as the Purchasers’ consent to the new indebtedness of the Company evidenced by the Convertible Secured Promissory Notes issued pursuant to the Note and Restricted Stock Purchase Agreement, dated as of June 20, 2007, by and among the Company and the Purchasers listed on Exhibit A thereto, and a waiver of the Company’s obligations pursuant to original Section 4.5 of the Agreement.

8. NO OTHER AMENDMENT. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

9. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia.

10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12. ENTIRE AGREEMENT. This Amendment, together with the Agreement and the other agreements executed pursuant hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Note and Restricted Stock Purchase Agreement as of the date first written above.

CATCHER HOLDINGS, INC.

By:	/s/ Robert H. Turner
Name:	Robert H. Turner
Title:	Chief Executive Officer

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SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Note and Restricted Stock Purchase Agreement as of the date first written above.

AGREED AND ACCEPTED:

By:
Name:
Title:

EXHIBIT A

NEW NOTE

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT